EX10.4 - Related Party Payable - December 30, 2002 Letter

Hudson Capital Corporation

10655 NE 4th Street
Suite 400
Bellevue, WA
98004
Phone: (604) 879-9001  Fax: (604) 263-4035

December 30, 2002

Attention:  Cougar Holdings Inc.

10655 NE 4th Street
Suite 400
Bellevue, WA
98004

Re:  Deferral of Accounts Payable

Dear Sirs:

Hudson Capital Corporation hereby agrees to not demand payment of any monies owing by Cougar Holdings Inc. to Hudson Capital until July 1, 2004.

Sincerely,

T. G. Cook, President
Hudson Capital Corporation